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                                                                    EXHIBIT 32.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, DALE A. THATCHER, the Executive Vice President, Chief Financial Officer and Treasurer of Selective Insurance Group, Inc., (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of the Company for the quarterly period ended March 31, 2004 (the "Form 10-Q"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2004

                                                  By: /s/ Dale A. Thatcher
                                                  --------------------------
                                                  Dale A. Thatcher